HealthEquity to Acquire Further

Adds private-label capabilities, significant health plan relationships and VEBA solutions

DRAPER, Utah, (GLOBE NEWSWIRE) – April 8, 2021 - HealthEquity, Inc. (NASDAQ: HQY) ("HealthEquity"), the nation's largest independent health savings account ("HSA") custodian, today announced that it had entered into a definitive agreement to acquire Further, a leading provider of HSA and consumer directed benefit administration services, and the nation’s ninth largest HSA custodian overall.
The acquisition of Further and its technology expands HealthEquity’s leadership in the growing HSA market, enhances its ability to drive growth with health plans and other go-to-market partners, and adds to its Total Solution offering of remarkable products backed by trademark Purple service, education and engagement to help working families connect health and wealth.
Expanded HSA Leadership
With Further’s approximately 550,000 HSA customers and $1.7 billion HSA assets under its custody, HealthEquity will grow to approximately 6.3 million HSA Members and more than $16 billion in HSA Assets, adding to its position as the leading health savings custodian nationwide. The acquisition also immediately expands HealthEquity’s health plan footprint, particularly its commitment to not-for-profit health plans. Further also brings approximately 28,000 employer clients and over 300,000 consumer-directed benefit accounts (CDBs), including FSAs, HRAs and VEBAs.
Technology-Driven Partner Growth
Further’s private-label HSA and CDB solutions, deployed in the cloud, expand HealthEquity’s reach to a growing network of health plan, retirement plan, benefits administration, and other go-to-market partners. “By putting HealthEquity’s Total Solution inside of network partner applications and private-label brand environments, Further’s technology will align us more closely than ever before and enable new partnerships to introduce more consumers to HSAs,” said President and CEO Jon Kessler.
New VEBA Administration Capability
Further is also a technology leader in employer-funded Voluntary Employees' Beneficiary Association (VEBA) trust administration. VEBAs are triple-tax advantaged health accounts like HSAs, that cover medical costs while employed or post-retirement. VEBAs are not restricted to those in high-deductible health plans. “Adding VEBA capability to HealthEquity’s Total Solution brings a new choice to clients and partners seeking to offer differentiated benefits while controlling healthcare costs,” added Kessler.
A Legacy of Care
Further is part of Stella Health, a Minnesota-based family of companies committed to reinventing health care to improve health for the people it serves. In addition to Further, the Stella family includes Minnesota’s largest non-profit health plan; supportive medical care services; and a number of other subsidiary and affiliate companies. “For more than thirty years, Further has been helping people seamlessly manage their money, health and life,” said Jay Matushak, senior vice president and CFO of Stella. “We know our partners, employers, members and associates will be in great hands with HealthEquity. Their commitment to innovation, customer service and value is well-known and highly regarded within the HSA industry. With Stella placing a greater strategic emphasis on developing new care delivery models, HealthEquity was the ideal company to carry on Further’s legacy of helping people spend and save wisely on their health care.”
Financial Details
HealthEquity is purchasing Further for $500 million. At closing, management expects the transaction to add approximately $60 million in revenue on an annualized run-rate basis, with a 20% contribution to adjusted EBITDA margin. Management expects to achieve an additional $15 million in efficiencies on an annualized basis within three years, with $55 million of one-time costs incurred over that time period. The transaction is subject to regulatory approvals and other customary closing conditions and is expected to close by September 2021. Kessler continued, “We look forward to welcoming the talented Further family to our Purple culture, and to working together to deliver remarkable results to our members, clients, partners and expanded team.”
Advisors
Willkie Farr & Gallagher LLP is serving as legal counsel and Perella Weinberg Partners LP is serving as exclusive financial advisor to HealthEquity. Stella has engaged Taft Stettinius & Hollister LLP for legal counsel and Wells Fargo Securities as exclusive financial advisor.
About HealthEquity
HealthEquity and its subsidiaries administers Health Savings Accounts (HSAs) and other consumer-directed benefits for our more than 12 million accounts in partnership with employers, benefits advisors, and health and retirement plan providers who share our mission to connect health and wealth and value our culture of remarkable “Purple” service. For more information, visit www.healthequity.com.
About Further
Headquartered in Eagan, Minn., Further provides health savings accounts (HSAs), flexible spending accounts, (FSAs), health reimbursement arrangements (HRAs), voluntary employee beneficiary association (VEBA) accounts and commuter benefit and custodian services. Serving large corporations, small businesses, labor unions, retirees, and groups in the public sector, Further guides account holders across the United States in saving and spending wisely on their health care. Further is an IRS-approved nonbank trustee through the U.S. Department of Treasury. For more information, visit: www.hellofurther.com
Forward-looking statements
This press release contains “forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our industry, business strategy, plans, goals and expectations concerning our markets and market position, product expansion, future operations, expenses and other results of operations, revenue, margins, profitability, future efficiencies, tax rates, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this press release.
Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although we believe the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to be correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, risks related to the following:
•the impact of the COVID-19 pandemic on the Company, its operations and its financial results;
•our ability to realize the anticipated financial and other benefits from combining the operations of Further with our business in an efficient and effective manner;
•our ability to compete effectively in a rapidly evolving healthcare and benefits administration industry;
•our dependence on the continued availability and benefits of tax-advantaged health savings accounts and other consumer-directed benefits;
•our ability to realize the anticipated financial and other benefits to the Company from acquiring Further;
•our ability to successfully identify, acquire and integrate additional portfolio purchases or acquisition targets;
•the significant competition we face and may face in the future, including from those with greater resources than us;
•our reliance on the availability and performance of our technology and communications systems;
•recent and potential future cybersecurity breaches of our technology and communications systems and other data interruptions, including resulting costs and liabilities, reputational damage and loss of business;
•the current uncertain healthcare environment, including changes in healthcare programs and expenditures and related regulations;
•our ability to comply with current and future privacy, healthcare, tax, investment advisor and other laws applicable to our business;
•our reliance on partners and third-party vendors for distribution and important services;
•our ability to develop and implement updated features for our technology and communications systems and successfully manage our growth;
•our ability to protect our brand and other intellectual property rights; and
•our reliance on our management team and key team members.
For a detailed discussion of these and other risk factors, please refer to the risks detailed in our filings with the Securities and Exchange Commission, including, without limitation, our most recent Annual Report on Form 10-K and subsequent periodic and current reports. Past performance is not necessarily indicative of future results. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Investor Relations Contact:                    Media Relations Contact:
Richard Putnam                        Amy Cerny
801-727-1209                            801-508-3237
rputnam@healthequity.com acerny@healthequity.com

Stella Health Contact:
Jim McManus
651-662-2882
media@stellahealth.com